For Period ended 01/31/2018          Series 28, 30, 31, 32, 35, 36, 39
File Number 811-7852


Sub-Item 77Q3: Exhibits
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Because the electronic format of filing Form N-SAR does not provide
"adequate space for responding to Items 72DD, 73A, 74U and 74V for the" "Adviser Share Class, the answers for the Adviser Share Class are as" follows:


USAA Growth & Income - Adviser Shares

72DD
Dollar Distributions
$28


73A
Per Share Distributions
0.0676


74U
Shares Outstanding
414


74V
NAV
26.54


USAA High Income - Adviser Shares

72DD
Dollar Distributions
$276


73A
Per Share Distributions
0.2269


74U
Shares Outstanding
1,213


74V
NAV
8.24



USAA High Income - R6 Shares

72DD
Dollar Distributions
$152


73A
Per Share Distributions
0.2434


74U
Shares Outstanding
627


74V
NAV
8.21



USAA Income Fund - Adviser Shares

72DD
Dollar Distributions
$2,104

73A
Per Share Distributions
..2194


74U
Shares Outstanding
9,264


74V
NAV
12.95


USAA Income Fund - R6 Shares

72DD
Dollar Distributions
$241

73A
Per Share Distributions
..2437


74U
Shares Outstanding
1,565


74V
NAV
12.98




USAA Income Stock Fund - R6 Shares

72DD
Dollar Distributions
$101


73A
Per Share Distributions
0.2058

74U
Shares Outstanding
633

74V
NAV
20.69



USAA Intermediate-Term Bond - Adviser Shares

72DD
Dollar Distributions
$1,024


73A
Per Share Distributions
0.1669

74U
Shares Outstanding
5,657

74V
NAV
10.56


USAA Intermediate-Term Bond - R6 Shares

72DD
Dollar Distributions
$94


73A
Per Share Distributions
0.1842

74U
Shares Outstanding
482

74V
NAV
10.57



USAA Short-Term Bond Fund - Adviser Shares

72DD
Dollar Distributions
$225


73A
Per Share Distributions
0.0863

74U
Shares Outstanding
2,635

74V
NAV
9.13



USAA Short-Term Bond Fund - R6 Shares

72DD
Dollar Distributions
$57


73A
Per Share Distributions
0.1031

74U
Shares Outstanding
557

74V
NAV
9.13



USAA Value Fund - Adviser Shares

72DD
Dollar Distributions
$68


73A
Per Share Distributions
0.1513

74U
Shares Outstanding
447

74V
NAV
22.57